UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2024

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Regulation FD Disclosure. Completion of Acquisition or Disposition of Assets

On April 14, 2024, Gui Zhou Grand Smooth Technology Ltd. (“GZ GST”), a wholly owned subsidiary of Nocera, Inc. (the “Company”), entered into that certain Equity Purchase Agreement dated as of April 14, 2024 (the “Equity Purchase Agreement”), with Hangzhou SY Culture Media Co. Ltd. (“SY Culture”), pursuant to which GZ GST acquired all of the issued and outstanding equity securities of SY Culture from the stockholders of SY Culture (the “SY Culture Acquisition”) in exchange for the issuance of 600,000 unregistered shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

The Equity Purchase Agreement contained customary representations and warranties.

The description of the Equity Purchase Agreement contained in this Item 2.01 does not purport to be complete and is qualified in all respects with reference to the full text of the Equity Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Equity Purchase Agreement, the Company issued 600,000 unregistered shares of the Company’s Common Stock to the selling stockholders of SY Culture.

The Company issued the foregoing shares of Common Stock to the stockholders of SY Culture pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S of the Securities Act.

Item 7.01	Regulation FD Disclosure

On April 16, 2024, the Company issued a press release announcing the SY Culture Acquisition pursuant to the Equity Purchase Agreement referred to in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

The Company has determined that the financial statements and pro forma information under Items 9.01(a) and (b) are not required to be filed as exhibits to this Current Report on Form 8-K.

(d)	Exhibits

Exhibit No.	Description

10.1	Equity Purchase Agreement dated as of April 14, 2024, by and between Gui Zhou Smooth Technology Ltd. And Hangzhou SY Culture Media Co. Ltd.
99.1	Press Release issued April 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: April 16, 2024	By: /s/ Andy Ching-An Jin
Name: Andy Ching-An Jin Title: Chief Executive Officer

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